LINCOLN VARIABLE INSURANCE PRODUCTS TRUST LVIP Franklin Templeton Global Equity Managed Volatility Fund Supplement Dated December 1, 2023 to the Summary and Statutory Prospectuses dated May 1, 2023

This Supplement updates certain information in the Summary and Statutory Prospectuses for the LVIP Franklin Templeton Global Equity Managed Volatility Fund (the “Fund”). You may obtain copies of the Fund’s Summary and Statutory Prospectuses free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Effective February 29, 2024, the Fund’s Summary and Statutory Prospectuses are revised as follows:

1.	All references to, and information regarding, Katrina S. Dudley, in the Fund’s Summary and Statutory Prospectuses are deleted in their entirety.

2.	The following replaces the information related to Franklin Mutual Advisers, LLC (“FMA”) under Portfolio Managers on page 6 of the Summary and Statutory Prospectuses:

FMA Portfolio Managers	Company Title	Experience with Fund
Christian Correa, CFA	President and Chief Investment Officer, Mutual Series	Since January 2018
Timothy M. Rankin, CFA	Portfolio Manager, Research Analyst	Since February 2016

3.	The following replaces the information under Management and Organization —FMA Portfolio Managers on page 15 of the Statutory Prospectus:

Christian Correa and Timothy M. Rankin are responsible for the day-to-day management of the portion of the Fund’s assets allocated to FMA.

Christian Correa, CFA, is President and Chief Investment Officer for Franklin Mutual Series. Mr. Correa is portfolio manager on the Franklin Mutual Shares, Franklin Mutual Global Discovery, and Franklin Mutual Beacon strategies. He previously served as Director of Research for Franklin Mutual Series from 2010 to 2020. Mr. Correa earned a B.A. in philosophy, politics and economics from Claremont McKenna College, an M.A. in economics from Northwestern University and is a graduate of Harvard Law School. Mr. Correa is a Chartered Financial Analyst (CFA) charterholder.

Timothy M. Rankin, CFA, is a Portfolio Manager and Research Analyst for Franklin Mutual Series. He is a portfolio manager for the Franklin Mutual Global Discovery, Franklin Mutual International Value and Franklin Mutual European strategies and has global research responsibilities for the energy and chemicals industries. Mr. Rankin also serves as the investment team’s dedicated ESG Ambassador, a role focused on ensuring effective integration of ESG into the team’s fundamental, bottom-up analysis to provide a more comprehensive view of the potential risks and rewards of an investment. Mr. Rankin previously worked at Franklin Mutual Series from 1997 through 2004, and he rejoined the investment group in 2010. Prior to rejoining Franklin Mutual Series, he was managing director of Blue Harbour Group, LLC, a private investment firm focused on small- and mid-cap North American companies. Prior to his original employment with Franklin Mutual Series, Mr. Rankin was an equity analyst at Glickenhaus & Co. He has over 25 years of experience in the investment management industry, beginning in 1992. Mr. Rankin earned a B.A. in urban studies and economics from Columbia University, is a Chartered Financial Analyst (CFA) charterholder, and is a Fundamentals of Sustainability Accounting (FSA) Credential Holder.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST LVIP Franklin Templeton Global Equity Managed Volatility Fund Supplement Dated December 1, 2023 to the Statement of Additional Information dated May 1, 2023

This Supplement updates certain information in the Statement of Additional Information (“SAI”) for the LVIP Franklin Templeton Global Equity Managed Volatility Fund (the “Fund”). You may obtain copies of the Fund’s SAI free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Effective February 29, 2024, all references to, and information regarding, Katrina S. Dudley, in the SAI, are deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE